Form of Statement of The Equitable Life Assurance Society of the United States
                        Pursuant to Rule 27d-2 under the
                         Investment Company Act of 1940


         The undersigned hereby states that on a monthly basis throughout its fiscal year ended December 31, 1995, it has met the requirements of Rule 27d-2(a)(1) under the Investment Company Act of 1940.


            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES


                      By:
                      -------------------------------------


December   , 1996


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